UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDED FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):      July 17, 2006
                                                           ---------------------


                              JACK IN THE BOX INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-9390                 95-2698708
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)       Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                                92123
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(Address of principal executive offices)                         (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 1.01.      ENTRY INTO OR AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT
                ----------------------------------------------------------

     Jack in the Box Inc. (the "Company") is filing this amendment to its current report on Form 8-K filed May 17, 2006, to provide a correct description of a provision that was incorrect in the exhibit "Compensation and Benefits Assurance Agreement," (the "Exhibit") filed as a part of that report. The Compensation and Benefits Assurance Agreement provides for certain benefits in the event of termination of employment following a change in control of the Company. The Exhibit, Section 2.3. (c), incorrectly provided for the computation of a portion of severance payment by multiplying the appropriate multiple for the executive as specified in the agreement by the greater of (i) the bonus percentage in the prior year or (ii) the bonus amount paid for the fiscal year immediately prior to the change in control. The correct provision should state that computation of a portion of severance payment will be made by multiplying the appropriate multiple for the executive as specified in the agreement by the greater of (i) the average bonus percentage for the last three years prior to the change-in-control effective date or (ii) the average dollar amount of bonus paid for the last three years prior to the change in control. If the executive does not have three full years of bonus prior to the change in control, the Company will substitute the target bonus percentage for each missing year.

     The effect of the correct provision will not be known until it is triggered, if ever; however, it is expected to reduce the impact of unusually high and unusually low bonus payments. For example, if severance were computed under the correct provision for a change in control occurring in fiscal year 2006, the severance amount would be less than an amount computed using only the most recent year's bonus amount.

     The above brief summary is qualified in its entirety by the corrected form of Compensation and Benefits Assurance Agreement, which will be attached as an exhibit to the Company's Form 10-Q for the third quarter of fiscal 2006.



                                                   SIGNATURES
                                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JACK IN THE BOX INC.

                                             By:   JERRY P. REBEL
                                                   -----------------------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)
                                                   Date: July 17, 2006



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